EXHIBIT 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 10, 2008 by and among HEALTHTRONICS, INC., a Georgia corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

    A.        The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of March 23, 2005, as amended by instrument dated as of April 14, 2008. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

    B.        The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

    SECTION 1.         Amendments to Credit Agreement.

    (a)           Section 6.14(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

    (a)               the aggregate consideration paid by Borrower and the other Loan Parties (exclusive of consideration in the form of Equity Interests in and to Borrower), in the aggregate, in connection with such acquisitions (including the present value of any Earn-Out Indebtedness, determined using assumptions reasonably acceptable to the Administrative Agent) shall not exceed (x) for any twelve (12) month period commencing on or after April 18, 2008 and prior to March 31, 2009, $48,000,000 (provided that any such acquisitions shall be subject to the prior written approval of the Administrative Agent) and (y) for any twelve (12) month period commencing after March 31, 2009, $30,000,000;

    SECTION 2.        Amendment Fee. The Borrower shall pay to each Lender an amendment fee in the amount of $5,000.

    SECTION 3.        Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all of its covenants, representations and warranties in the Credit Agreement.

    SECTION 4.        Expenses. The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

    SECTION 5.        Certifications. The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred since December 31, 2007 and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

    SECTION 6.        Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

2

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

        THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

HEALTHTRONICS, INC., a Georgia corporation By: /s/ Richard Rusk Richard Rusk, Vice President and Controller

[signature pages to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent By: /s/ Daryl Parrish Name: Daryl Parrish Title: Vice President

[signature pages to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A. By: /s/ Eric R. Chandler Name: Eric R. Chandler Title: Vice President LASALLE BANK NATIONAL ASSOCIATION By: /s/ Eric R. Chandler Name: Eric R. Chandler Title: Vice President

[signature pages to Second Amendment to Credit Agreement]

WACHOVIA BANK, NA By: Name: ____________________ Title:

[signature pages to Second Amendment to Credit Agreement]

        The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

ADVANCED MEDICAL PARTNERS, INC.
a Delaware corporation
AMCARE HEALTH SERVICES, INC.,
a Pennsylvania corporation
AMCARE, INC., a California corporation
FLORIDA LITHOLOGY NO. 2, INC., a Florida corporation
HEALTHTRONICS SERVICE CENTER, LLC
a Delaware limited liability company
INTEGRATED HEARING SERVICES, INC.,
a Delaware corporation
INTEGRATED LITHOTRIPSY OF GEORGIA, INC.,
a Georgia corporation
LITHO GROUP, INC., a Delaware corporation
LITHO MANAGEMENT, INC., a Texas corporation
LITHOTRIPTERS, INC., a North Carolina corporation
MEDSTONE INTERNATIONAL, INC.,
a Delaware corporation
MIDWEST CAMBRIDGE INC., an Illinois corporation
NGST, INC., a Tennessee corporation
N.Y.L.S.A. #4 INC., a Delaware corporation
PRIME KIDNEY STONE TREATMENT, INC.,
a New Jersey corporation
PRIME LITHOTRIPSY SERVICES, INC.,
a New York corporation
PRIME LITHOTRIPTER OPERATIONS, INC.,
a New York corporation
PRIME MANAGEMENT, INC., a Nevada corporation
PRIME MEDICAL OPERATING, INC.,
a Delaware corporation
SUN MEDICAL TECHNOLOGIES, INC.,
a California corporation
SURGICENTER MANAGEMENT, INC.,
a Delaware corporation
T2 LITHOTRIPTER INVESTMENT, INC.,
a Delaware corporation

[signature pages to Second Amendment to Credit Agreement]

T2 LITHOTRIPTER INVESTMENT, INC.,
a Delaware corporation

By: /s/ Richard Rusk
         Richard Rusk,
         Vice President

HT CRYOSURGERY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
HT LITHOTRIPSY MANAGEMENT COMPANY, L.L.C., a Delaware limited liability company
HT PROSTATE SERVICES, L.L.C.,
a Delaware limited liability company
HT PROSTATE THERAPY MANAGEMENT COMPANY, L.L.C., a Delaware limited liability company
KCPR, LLC, a Texas limited liability company
KEYSTONE ABG, LLC,
a Pennsylvania limited liability company
ROCKY MOUNTAIN PROSTATE THERMOTHERAPY LLC, a Colorado limited liability company
SOUTH ORANGE COUNTY LITHOTRIPTERS, L.L.C.,
a California limited liability company

By: /s/ Richard Rusk
         Richard Rusk,
         Vice President

HEALTHTRONICS GROUP, L.P.,
a Delaware limited partnership

By: PRIME MEDICAL OPERATING, INC.,
       a Delaware corporation, General Partner

         By: /s/ Richard Rusk
                  Richard Rusk,
Vice President

[signature pages to Second Amendment to Credit Agreement]

MISSISSIPPI ORTHOTRIPSY ASSOCIATES, LP, a Mississippi limited partnership By: Lithotripters, Inc., a North Carolina corporation, General Partner By: /s/ Richard Rusk Richard Rusk, Vice President

[signature pages to Second Amendment to Credit Agreement]